UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2020

TENNECO INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12387	76-0515284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS	60045
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Voting Common Stock, par value $0.01 per share	TEN	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	OTHER EVENTS

On November 12, 2020, Tenneco Inc. (the “Company” or “Tenneco”) issued a press release announcing its intention to offer, subject to market and other customary conditions, $500 million aggregate principal amount of senior secured notes due 2029 in an unregistered offering exempt from the registration requirements of the Securities Act of 1933, as amended. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

On November 13, 2020, Tenneco issued a press release announcing the pricing of $500 million aggregate principal amount of 7.875% Senior Secured Notes due 2029 (the “2029 Notes”). The 2029 Notes will be the Company’s senior secured obligations and will be guaranteed, on a senior secured basis, by each of Tenneco’s subsidiaries that guarantee its credit facility and outstanding notes. The closing of the sale of the 2029 Notes is scheduled for November 30, 2020, subject to customary closing conditions. A copy of the press release is furnished hereto as Exhibit 99.2 and is incorporated herein by reference.

In addition, on November 13, 2020, Tenneco issued a press release announcing the redemption of €415,000,000 aggregate principal amount outstanding of its 4.875% Senior Secured Notes due 2022 (the “2022 Notes”) on December 14, 2020 (the “redemption date”). The redemption price for the 2022 Notes will be equal to 101.21875% of the principal amount thereof, plus accrued and unpaid interest on the 2022 Notes to, but excluding, the redemption date, for a total payment to holders of €1,020.1771 per €1,000 principal amount of 2022 Notes. The Company intends to fund the redemption of the 2022 Notes with proceeds from the offering of the 2029 Notes. A copy of the press release is furnished hereto as Exhibit 99.3 and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press release issued November 12, 2020 announcing intention to offer 2029 Notes.

99.2	Press release issued November 13, 2020 announcing pricing of 2029 Notes.

99.3	Press release issued November 13, 2020 announcing redemption of 2022 Notes.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: November 13, 2020	By:	/s/ Brandon B. Smith
Brandon B. Smith
Senior Vice President, General Counsel and Corporate Secretary